EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust Corporation hereby constitute and appoint Frank N. Newman, George J. Vojta, Richard H. Daniel, Melvin A. Yellin and James T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report on Form 10-K for the year 1998 of Bankers Trust Corporation pursuant to Section 13 of the Securities and Exchange Act of 1934 and any amendments thereto and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

February 16, 1999                         Bankers Trust Corporation


                                          By  /s/ FRANK N. NEWMAN
                                                  ---------------------
                                                  Frank N. Newman
                                                  Chairman of the Board


/s/ FRANK N. NEWMAN
    -----------------------------------------------
    Frank N. Newman
    Chairman of the Board, Chief Executive Officer,
    President and Director
    (Principal Executive Officer)


/s/ RICHARD H. DANIEL
    -----------------------------------------------
    Richard H. Daniel
    Vice Chairman and
    Chief Financial Officer
    (Principal Financial Officer)


/s/ DAVID C. FISHER
    -----------------------------------------------
    David C. Fisher
    Controller and
    Principal Accounting Officer


128  Bankers Trust Corporation and its Subsidiaries

                                                               February 16, 1999

/s/ LEE A. AULT III
    -----------------------------------------------
    Lee A. Ault III                        Director


/s/ NEIL R. AUSTRIAN
    -----------------------------------------------
    Neil R. Austrian                       Director


/s/ GEORGE B. BEITZEL
    -----------------------------------------------
    George B. Beitzel                      Director


/s/ PHILLIP A. GRIFFITHS
    -----------------------------------------------
    Phillip A. Griffiths                   Director


/s/ WILLIAM R. HOWELL
    -----------------------------------------------
    William R. Howell                      Director


/s/ VERNON E. JORDAN, JR.
    -----------------------------------------------
    Vernon E. Jordan, Jr.                  Director


/s/ HAMISH MAXWELL
    -----------------------------------------------
    Hamish Maxwell                         Director


/s/ N.J. NICHOLAS JR.
    -----------------------------------------------
    N.J. Nicholas Jr.                      Director


/s/ RUSSELL E. PALMER
    -----------------------------------------------
    Russell E. Palmer                      Director


/s/ DONALD L. STAHELI
    -----------------------------------------------
    Donald L. Staheli                      Director


/s/ PATRICIA C. STEWART
    -----------------------------------------------
    Patricia C. Stewart                    Director


/s/ G. RICHARD THOMAN
    -----------------------------------------------
    G. Richard Thoman                      Director


/s/ GEORGE J. VOJTA
    -----------------------------------------------
    George J. Vojta                   Vice Chairman
                                      of the Board
                                      and Director


/s/ PAUL A. VOLCKER
    -----------------------------------------------
    Paul A. Volcker                        Director


                             Bankers Trust Corporation and its Subsidiaries  129